UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
January 15, 2021
(Date of Earliest Event Reported)

Massachusetts
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer identification No.)

INDEPENDENT BANK CORP.
Office Address:	2036 Washington Street,	Hanover,	Massachusetts	02339
Mailing Address:	288 Union Street,	Rockland,	Massachusetts	02370
(Address of principal executive offices, including zip code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(781)-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INDB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17CFR 230.405)) or Rule 12b-2 of the Exchange Act (17CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS

On January 15, 2021, the Board of Directors (the “Board”) of Independent Bank Corp. (the "Company") appointed each of Warren Fields and James O’Shanna Morton as members of the Board of Directors of the Company (the “Board”), effective February 1, 2021. Mr. Fields and Mr. Morton were appointed as Class III members of the Board with terms expiring at the Company’s 2023 annual shareholder meeting. In addition, each of Mr. Fields and Mr. Morton was appointed to the Board of Directors of Rockland Trust Company (the “Bank” and such board, the “Bank Board”). In connection with the appointment of Mr. Fields and Mr. Morton, the size of the Board and the Bank Board was increased from twelve to fourteen and the number of Class III Directors of the Board was increased from three to five.

Mr. Fields and Mr. Morton have not been appointed to serve on a Board committee at this time and the committees to which they may be appointed at a later date have not yet been determined.

The Board has determined that each of Mr. Fields and Mr. Morton is “independent” within the meaning of both the Nasdaq rules and the Company’s Governance Principles.

There is no arrangement or understanding between Mr. Fields or Mr. Morton and any other person pursuant to which Mr. Fields or Mr. Morton was selected as a director. Neither Mr. Fields nor Mr. Morton has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Each of Mr. Fields and Mr. Morton will receive compensation for his service as a director in accordance with policies and procedures previously approved by the Board for non-employee directors of the Company and as more fully described in the Company's Proxy Statement on Schedule 14A relating to the 2020 Annual Shareholder under the heading “Director Compensation” (and such description is incorporated herein by reference). The annual non-employee director cash retainer will be prorated for 2021 to reflect the effective date of their appointment.

A copy of the press release of the Company announcing the appointment of Mr. Fields and Mr. Morton as directors, which includes biographical information regarding each of them, is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

d. The following exhibits are included with this Report:

Exhibit Index

Exhibit #	Exhibit Description
99.1	Press release dated January 21, 2021
101	The instance document does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.
104	Cover page interactive data file (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

Date:	January 21, 2021	By:	/s/Patricia M. Natale
PATRICIA M. NATALE
DEPUTY GENERAL COUNSEL